CALVERT BALANCED FUND

CALVERT EQUITY FUND

CALVERT MID-CAP FUND

CALVERT SMALL-CAP FUND

Supplement to Prospectus dated February 1, 2019

The following replaces “Performance” under “Fund Summaries – Calvert Small-Cap Fund”:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2018, the highest quarterly total return for Class A was 16.70% for the quarter ended June 30, 2009 and the lowest quarterly return was -21.30% for the quarter ended September 30, 2011.

Average Annual Total Returns as of December 31, 2018	One Year	Five Years	Ten Years
Class A Return Before Taxes	-11.28%	4.99%	11.30%
Class A Return After Taxes on Distributions	-12.46%	2.77%	9.76%
Class A Return After taxes on Distributions and Sale of Class A Shares	-5.84%	3.39%	9.23%
Class C Return Before Taxes	-8.41%	5.22%	10.93%
Class I Return Before Taxes	-6.54%	6.49%	12.52%
Class R6 Return Before Taxes	-6.54%	6.49%	12.52%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-11.01%	4.41%	11.97%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

July 24, 2019	32792 7.24.19